UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2024

UPEXI, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-25526	83-3378978
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3030 N. Rocky Point Drive, Suite 420

Tampa, FL 33607

(Address of Principal Executive Offices) (Zip Code)

(701) 353-5425

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	UPXI	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Previous Independent Registered Public Accounting Firm

On May 6, 2024, Upexi, Inc. (the “Company”) dismissed BF Borgers CPA PC as the Company’s independent registered public accounting firm, effective immediately, due to the Securities and Exchange Commission’s (the “Commission”) entry of an order on May 3, 2024 (the “SEC Order”), instituting settled administrative and cease-and-desist proceedings against BF Borgers CPA PC and its sole audit partner Benjamin F. Borgers CPA (individually and together, “BF Borgers”). The Company’s Audit Committee (the “Committee”) unanimously voted in favor of dismissal of BF Borgers and the Company’s Board of Directors (the “Board”) agreed with such recommendation. The Committee and the Board will each convene in due course to appoint a new independent registered public accounting firm.

BF Borgers had previously been appointed on July 21, 2020 as the Company’s independent registered public accounting firm.

The audit reports of BF Borgers on the Company's consolidated financial statements for each of the two fiscal years ended June 30, 2023 and 2022 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years ended June 30, 2023 and 2022 and the subsequent interim period through the date of this Current Report, the Company is of the opinion that: there were no (a) disagreements with BF Borgers on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure, which disagreements, if not resolved to BF Borger's satisfaction, would have caused BF Borger to make reference to the subject matter thereof in connection with its report for such period; or (b) reportable events, as described under Item 304(a)(1)(v) of Regulation S-K.

The SEC Order included findings that, among other things, BF Borgers:

•	deliberately and systematically failed to conduct audits and quarterly reviews in accordance with applicable Public Company Accounting Oversight Board (“PCAOB”) standards;
•	fraudulently issued audit reports that falsely represented that audits had been performed in accordance with PCAOB standards; and
•	caused audit clients to violate certain provisions of the Exchange Act and rules thereunder, including Exchange Act Sections 13(a) and 15(d).

The SEC Order denies BF Borgers the privilege of appearing or practicing before the Commission as an accountant. As a result, BF Borgers may not participate in or perform the audit or review of financial information included in Commission filings, issue audit reports included in Commission filings, provide consents with respect to audit reports, or otherwise appear or practice before the Commission.

Due to the fact that BF Borgers is not currently permitted to appear or practice before the Commission, we have not furnished the disclosures in this current report with our former auditor nor requested that our former auditor provide a letter stating whether it agrees with the disclosures in this current report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UPEXI, INC.

Dated: May 7, 2024	/s/ Andrew J. Norstrud
Name: Andrew J. Norstrud
Title: Chief Financial Officer

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